UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

AMG FUNDS I

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: September 30

Date of reporting period: OCTOBER 1, 2018 – SEPTEMBER 30, 2019

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

AMG Funds

September 30, 2019

AMG Managers Brandywine Fund Class I: BRWIX

AMG Managers Brandywine Blue Fund Class I: BLUEX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	093019	AR073

AMG Funds Annual Report — September 30, 2019

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, ROSES AND THORNS AND SCHEDULES OF PORTFOLIO INVESTMENTS	4

AMG Managers Brandywine Fund	4

AMG Managers Brandywine Blue Fund	11

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	17

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings ( loss)

Statement of Operations	18

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	19

Detail of changes in assets for the past two fiscal years

Financial Highlights	20

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	22

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27

OTHER INFORMATION	28

TRUSTEES AND OFFICERS	29

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	31

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

DEAR FELLOW SHAREHOLDER:

Themes that figured prominently in shaping the market’s mood in the second quarter carried into the third. This time around sentiment appeared more susceptible to strain as volatility rose and confidence ebbed.

AMG Managers Brandywine Fund (“Brandywine”) declined 4.51 percent in the three months through September. The Russell 3000® and Russell 3000® Growth Indexes gained 1.16 and 1.10 percent, respectively. AMG Managers Brandywine Blue Fund (“Brandywine Blue”) declined 1.19 percent in the quarter as the S&P 500®, Russell 1000® and Russell 1000® Growth Indexes added 1.70, 1.42 and 1.49 percent, respectively.

Developments in the trade war between the United States and China wielded market-moving power in the quarter, contributing to a notable uptick in volatility as various threats and concessions failed to provide investors with a concrete sense of direction. The net result of all that happened between the 361st and 452nd days of the standoff was an expansion in the list of tariff-targeted goods on both sides of the fight.

The escalating tensions raised the stakes for the U.S. Federal Reserve Bank’s (the “Fed”) meetings of the rate-setting Federal Open Market Committee (“FOMC”) in July and September. The FOMC cut rates for the first time in more than a decade in July, then initiated a consecutive quarter-point reduction in September.

While generally applauded by investors as market-friendly, debate as to whether the Fed acted in response to observable economic conditions or as insurance against yet-to-be quantified trade war fallout added uncertainty.

Concerns regarding interest rates became pronounced in August, when the yield curve inverted for the first time since June 2007. The yield curve is a line plotting rates by maturity, typically sloping upward with investors demanding higher yields for the inherent risk in committing to longer maturities. Disorder befell the curve, with the yield on 10-year Treasury notes falling below two-year notes.

Inversions typically occur when demand from investors seeking the relative safety of long-term Treasuries pushes down their yields at a time when near-term uncertainty saps demand for short-term notes. The situation is widely viewed on Wall Street as a harbinger of economic distress, with an inverted yield curve presaging each of the past seven recessions.

Economic anxiety tends to be bad for growth stocks. The immediate impact can be greatest among companies with promising outlooks as investors bet that a turn for the worse will begin at the economy’s leading edge. While each company is unique and its ultimate fate is determined over time, the reaction in the September quarter was sweeping and, in our opinion, short on company-specific motivation in too many cases.

Technology holdings comprised the largest portfolio positions in both Funds during the quarter. In a climate marked by heightened caution, investor interest in the technology sector cooled in favor of alternatives in more conservative lines of work. Technology holdings, from providers of software and services to makers of semiconductors and other equipment, detracted the most from absolute and relative performance in both Funds.

PagerDuty (Brandywine) delivered an upside surprise for its most recent quarter, but its growth rate, at 45 percent, represented a modestly downward deviation from its prior pace and its guidance was reaffirmed rather than raised, leading shares lower. Although its second-quarter earnings topped expectations, Ceridian HCM Holding (both Funds) weighed on results as its business model, cloud-based software as a service, lost some of its recent luster as priorities among investors shifted toward safety.

Consumer discretionary holdings represented the second largest position in the Brandywine portfolio. They were the second biggest detractors from the Fund’s return and results versus the Russell 3000® Growth Index. In Brandywine Blue, where consumer discretionary holdings held the third largest position, the sector was not a material detractor from results relative to the Russell 1000® Growth Index.

Under Armour and Deckers Outdoor Corp., holdings unique to Brandywine, were the primary culprits. Investors were encouraged with Under Armour’s ability to reduce inventory and improve profitability, but a modest June-quarter sales miss prompted some to question the progress of the company’s turnaround efforts. Deckers delivered solid results for its seasonally soft June quarter, but investors were more concerned about signs of retail softness in international markets and risks posed by trade tariffs.

Brandywine Blue’s second biggest detractor was the industrial sector, where ridesharing platform operators Uber and Lyft were negative influences. While Uber disappointed and Lyft positively surprised in their most recent earnings reports, both retreated as legislation seeking certain labor rights and a minimum wage for drivers and other gig economy workers won approval from California lawmakers and was signed into law by the governor.

Consumer staples holdings were notable bright spots, contributing the most to absolute and relative results for both Funds. While the sector was a top performer as investors sought relative safety, Fund holdings outperformed the sector within their respective benchmarks.

Kellogg (both Funds) was a top performer after snacks such as Pringles and Pop-Tarts help lift earnings above June-quarter expectations. Costco Wholesale Corp. (both Funds) contributed to the cause after reporting expectation-beatings results and holding a grand opening in China that was so successful that the store was closed early to restore order.

For more information on holdings that influenced September-quarter results, please see Roses & Thorns on page 8 for Brandywine and page 16 for Brandywine Blue.

We’re grateful for the opportunity to serve you. Best wishes from the entire Friess team.

Scott Gates

Chief Investment Officer

Friess Associates, LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended September 30, 2019	Expense Ratio for the Period	Beginning Account Value 04/01/19	Ending Account Value 09/30/19	Expenses Paid During the Period*
AMG Managers Brandywine Fund
Based on Actual Fund Return
Class I	1.11%	$1,000	$993	$5.55

Based on Hypothetical 5% Annual Return
Class I	1.11%	$1,000	$1,020	$5.62

AMG Managers Brandywine Blue Fund
Based on Actual Fund Return
Class I	1.13%	$1,000	$1,057	$5.83

Based on Hypothetical 5% Annual Return
Class I	1.13%	$1,000	$1,019	$5.72

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

AMG Managers Brandywine Fund Portfolio Manager’s Comments (unaudited)

Starting in freefall before rebounding with gusto, the stock market eventually settled into a more muted version of its fitful start by the end of the fiscal year. Fluctuations grew less extreme as the matters that first sparked outsized swings became fixtures in the backdrop of the 12 months through September 30, 2019.

AMG Managers Brandywine Fund employs an investment strategy that is based on the premise that company-specific fundamentals, with a particular emphasis on earnings, drive stock prices. While conceding that broader trends influence stocks as a group during certain periods, this approach considers such periods to be finite, with investors ultimately returning to judge each company on its individual merits over time.

We believe that macro factors, including economic concerns, trade tensions and monetary policy, played a prominent role in defining market sentiment during the fiscal year. Economic anxiety prompted investors to question companies with promising outlooks late in the period, creating a challenging environment for the Fund’s earnings-driven investment strategy. The Fund declined 5.57 percent in its fiscal year.

The fiscal year began with the biggest decline in stock prices for a quarter, in this case the final three months of 2018, since the three months through September 2011. A precipitous drop in the price of oil fueled concerns about the global economy at a time when trade tensions between the United States and China were on the rise. A government shutdown, triggered by an impasse over border-wall funding, further darkened the market’s mood.

The Fund participated in the double-digit market downturn, with holdings perceived to be among the most economically sensitive leading the way. Holdings from the technology and consumer discretionary sectors, representing the largest and second-largest portfolio positions, respectively, detracted the most from performance.

The pain that marked the end of 2018 proved to be short-lived as remedies for previous causes for concern seemed to emerge as 2019 got under way. Oil prices climbed throughout the three months through March, eventually recovering into the range of oil’s average price for 2018. The government shutdown ended on January 25. Then, on March 20, the U.S. Federal Reserve Bank (the “Fed”), which attracted presidential scorn for raising rates during the prior quarter, announced a revised outlook, going from envisioning two rate hikes in 2019 to none.

The March-quarter mood was overtly positive. The Fund gained ground in all eight economic sectors represented in its portfolio. Sectors that previously led the market lower prospered. Holdings from sectors representing the portfolio’s two largest concentrations of assets, technology and consumer discretionary, drove performance as the Fund participated in the double-digit market rebound.

Upbeat sentiment carried into the June quarter before turning in early May, when the president announced an increase in tariffs against China that was reciprocated soon after. Quarter-to-date gains fell into negative territory by June 3. Then, at a June 4 conference, Fed Chairman Jerome Powell assured the public that the Fed was monitoring the trade situation and would “act as appropriate to sustain the expansion” should the need arise. The ensuing relief rally sent stocks back into positive territory for the quarter.

The technology sector, still the largest portfolio position, maintained its status from the previous quarter as the top performance driver in the three months through June. With trade tensions among the biggest investor concerns in the period, performance from consumer discretionary holdings was muted, as issues associated with the sector such as low-cost labor and overseas sourcing were topics of debate. Financial holdings performed well.

Trade and monetary policy continued as prominent themes in the final quarter of the fiscal year, though volatility increased as sentiment regarding them appeared to grow more apprehensive. Interest rates on long-term Treasuries fell below short-term rates, considered by many to be an economic warning sign, as investors grew leery of the near-term outlook.

Companies with promising earnings forecasts, the kind of companies the Fund seeks, fell out of favor as investors looked to reduce risk. Technology and consumer discretionary holdings detracted the most from performance. Consumer staples holdings were notable bright spots in the market and for the Fund.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2019 and is not intended as a forecast or guarantee of future results.

AMG Managers Brandywine Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Brandywine Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Brandywine Fund’s Class I shares on September 30, 2009, to a $10,000 investment made in the Russell 3000® Growth Index, Russell 3000® Index and S&P 500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Brandywine Fund and the Russell 3000® Growth Index, Russell 3000® Index and S&P 500® Index for the same time periods ended September 30, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Brandywine Fund[2,3,4,5,6,7,8]
Class I	(5.57%)	9.73%	9.62%

Russell 3000® Growth Index[9,12]	2.70%	13.07%	14.74%
Russell 3000® Index[10,12]	2.92%	10.44%	13.08%
S&P 500® Index[11,12]	4.25%	10.84%	13.24%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2019. All returns are in U.S. dollars ($).

[2]

The Fund returns for all periods prior to October 1, 2013, reflect performance of the predecessor fund, Brandywine Fund, and was managed by Friess Associates, LLC with the same investment objective and substantially similar investment policies.

[3]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[4]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[8]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[9]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.
[10]	The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.
[11]

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[12]	Unlike the Fund, indices are unmanaged, are not available for investment and do not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Brandywine Fund Fund Snapshots (unaudited) September 30, 2019

PORTFOLIO BREAKDOWN

Industry (Top Ten)	AMG Managers Brandywine Fund[1]	Russell 3000® Growth Index
Data Processing & Outsourced Services	13.7%	7.0%
Health Care Equipment	9.0%	3.4%
Apparel Retail	5.0%	0.8%
Application Software	4.9%	4.7%
Packaged Foods & Meats	4.9%	0.4%
Communications Equipment	4.8%	1.8%
Cable & Satellite	4.0%	1.1%
Life Sciences Tools & Services	3.3%	1.4%
Internet & Direct Marketing Retail	2.9%	5.8%
Semiconductors	2.6%	3.5%
Other Common Stock	40.9%	70.1%
Short-Term Investments	11.6%	0.0%
Other Assets	(7.6)%	0.0%

[1]	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets	% Change from Book Cost
Amazon.com, Inc.	3.0	3.0
Global Payments, Inc.	2.8	121.7
Visa, Inc., Class A	2.6	138.8
Advanced Micro Devices, Inc.	2.6	4.3
Booz Allen Hamilton Holding Corp.	2.6	60.7
Mastercard, Inc., Class A	2.4	46.1
Ciena Corp.	2.4	36.6
Tandem Diabetes Care, Inc.	2.4	32.9
Charter Communications, Inc., Class A	2.2	2.3
Abbott Laboratories	2.2	40.6

Top Ten as a Group	25.2

PORTFOLIO MARKET CAPITALIZATION

ESTIMATED EARNINGS GROWTH RATE OF THE FUND’S INVESTMENTS

Forecasted Increase in Earnings Per Share 2020 vs 2019

Source: Consensus estimates from FactSet Research Systems Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Brandywine Fund Roses and Thorns (unaudited) Quarter Ending September 30, 2019

$ Gain (in millions)	% Gain	Biggest $ Winners	Reason for Move

$2.3	20.1%	Kellogg Co. (K)
		The cereal and convenience food company earned $1.00 per share in the June quarter versus a consensus estimate of $0.92. Snack foods, including the Pringles, Pop-Tarts and Cheez-Its brands, were standout contributors to operational results.

$1.4	7.3%	Booz Allen Hamilton Holding Corp. (BAH)
		The technology consulting company reported June-quarter earnings of $0.83 per share, up from $0.72 in the year-ago period and ahead of the consensus estimate. Revenue increased 11 percent. The company finished the quarter with its highest-ever consultant headcount, a $19.9 billion backlog and a contract mix driving higher profitability.

$1.3	8.7%	Estee Lauder Cos. Inc. (EL)
		The cosmetics company grew June-quarter earnings 15 percent, exceeding the consensus estimate. Revenue increased 9 percent, driven by sales growth in international markets and nearly all product categories. The company’s 2020 revenue guidance was higher than the consensus forecast.

$1.3	9.0%	Costco Wholesale Corp. (COST)
		The membership warehouse club operator grew August-quarter earnings 14 percent, exceeding the consensus estimate. Shares rose on enthusiasm for the company’s first store in China, which attracted record membership commitments and drew so many customers on its opening day that the local government in Shanghai asked the store to close early due to crowd-related concerns.

$1.1	8.9%	CME Group Inc. (CME)
		CME is the largest futures exchange group in the United States, with a clearinghouse that serves as counterparty to 90 percent of futures and options trades. Revenue rose 20 percent in the June quarter, driven by higher clearing and transaction fees. The company lowered guidance for full-year expenses, boosting confidence in future earnings potential.
$ Loss (in millions)	% Loss	Biggest $ Losers	Reason for Move

$5.0	38.4%	PagerDuty Inc. (PD)
		The company, which operates a digital operations management platform, grew July-quarter revenue 45 percent, exceeding expectations. Despite the robust results, the year-over-year gain represented a four-percentage point drop from the previous quarter’s pace. The company provided guidance in line with expectations, disappointing investors that hoped PagerDuty would revise forecasts higher.

$4.4	55.8%	McDermott International Inc. (MDR)
		The company, which provides engineering, construction and project management services to the oil and gas industry, provided strong visibility into 2020 revenue by reporting a record $7.4 billion backlog at the end of June. Shares declined as June-quarter results showed delays in ongoing projects and lower expectations for proceeds from previously announced asset divestitures.

$3.8	22.3%	eHealth Inc. (EHTH)
		The online health insurance agency earned $0.10 per share in the June quarter versus a consensus estimate that predicted a $0.34 loss. Revenue jumped 101 percent, driven by rapid growth among Medicare recipients. The results prompted the company to raise it full-year guidance for the second time in as many quarters. Shares declined as Democratic debates raised the possibility that a future administration could pursue “Medicare for all” or some other form of universal coverage.

$3.5	25.1%	Under Armour Inc. (UAA)
		The sports apparel maker reported a modest sales disappointment for the June quarter. Amid a turnaround effort in which the company successfully cleared inventory and improved profitability, the lack of sales traction in the North American market weighed on investor sentiment.

$3.0	16.3%	Deckers Outdoor Corp. (DECK)
		Solid June-quarter results, including a 70 percent sales increase for the company’s HOKA brand sneakers, failed to inspire investors amid signs of retail sluggishness, especially in international markets, and concerns regarding trade tariffs.

All gains/losses are calculated on an average cost basis from June 30, 2019 through September 30, 2019.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2019, and is not intended as a forecast or guarantee of future results.

AMG Managers Brandywine Fund Schedule of Portfolio Investments September 30, 2019

Shares		Cost	Value
Common Stocks -96.0%
Communication Services
	Cable & Satellite - 4.0%
43,055	Charter Communications, Inc., Class A*	$17,341,374	$17,743,826
296,446	Comcast Corp., Class A	11,366,877	13,363,786
	Movies & Entertainment - 2.0%
120,773	The Walt Disney Co.	14,138,678	15,739,137

Total Communication Services		42,846,929	46,846,749
	This sector is 9.3% above your Fund’s cost.
Consumer Discretionary
	Apparel Retail - 5.0%
706,053	American Eagle Outfitters, Inc.[1]	12,668,001	11,452,180
116,347	Ross Stores, Inc.	12,493,278	12,780,718
272,376	The TJX Cos., Inc.	11,933,268	15,182,238
	Apparel, Accessories & Luxury Goods - 1.5%
134,152	VF Corp.	11,854,806	11,938,187
	Automotive Retail - 1.7%
33,141	O’Reilly Automotive, Inc.*	12,446,344	13,207,020
	Footwear - 2.0%
105,275	Deckers Outdoor Corp.*,1	7,329,901	15,513,324
	General Merchandise Stores - 1.9%
129,945	Dollar Tree, Inc.*	11,337,533	14,834,521
	Internet & Direct Marketing Retail - 2.9%
13,419	Amazon.com, Inc.*	22,626,319	23,294,176
	Leisure Products - 1.3%
363,710	YETI Holdings, Inc.*,1	11,751,914	10,183,880

Total Consumer Discretionary		114,441,364	128,386,244
	This sector is 12.2% above your Fund’s cost.
Consumer Staples
	Household Products - 1.8%
185,612	Church &Dwight Co., Inc.	11,619,367	13,965,447
	Hypermarkets & Super Centers - 2.0%
55,592	Costco Wholesale Corp.	12,140,755	16,016,611
	Packaged Foods & Meats - 4.9%
212,877	Kellogg Co.[1]	12,029,444	13,698,635
598,067	Nomad Foods, Ltd. (United Kingdom)*,1	12,339,278	12,260,374
144,446	Tyson Foods, Inc., Class A	11,795,112	12,442,578
	Personal Products - 2.1%
83,950	The Estee Lauder Cos., Inc., Class A	11,216,551	16,701,852

Total Consumer Staples		71,140,507	85,085,497
	This sector is 19.6% above your Fund’s cost.

Shares		Cost	Value
Financials
	Financial Exchanges & Data - 1.8%
65,969	CME Group, Inc.	$6,197,944	$13,941,889
	Insurance Brokers - 1.7%
200,241	eHealth, Inc.*,1	7,306,273	13,374,096
	Property & Casualty Insurance -1.7%
302,352	Fidelity National Financial, Inc.	12,479,929	13,427,452

Total Financials		25,984,146	40,743,437
	This sector is 56.8% above your Fund’s cost.
Health Care
	Biotechnology - 1.5%
71,430	Vertex Pharmaceuticals, Inc.*	12,067,107	12,101,671
	Health Care Services - 1.9%
100,040	Addus HomeCare Corp.*	8,023,768	7,931,171
745,472	R1 RCM, Inc.*	7,923,244	6,657,065
	Health Care Equipment - 9.0%
205,465	Abbott Laboratories	12,225,583	17,191,257
153,618	Integer Holdings Corp.*	12,378,061	11,607,376
199,427	NuVasive, Inc.*	12,709,996	12,639,683
316,424	Tandem Diabetes Care, Inc.*,1	14,038,019	18,662,687
80,466	Zimmer Biomet Holdings, Inc.	10,744,516	11,045,568
	Life Sciences Tools & Services - 3.3%
52,892	Illumina, Inc.*	15,944,377	16,090,804
32,617	Thermo Fisher Scientific, Inc.	5,572,949	9,500,354
	Pharmaceuticals - 1.8%
322,500	AstraZeneca PLC, Sponsored ADR (United Kingdom)[1]	12,575,004	14,373,825

Total Health Care		124,202,624	137,801,461
	This sector is 10.9% above your Fund’s cost.
Industrials
	Aerospace & Defense - 2.0%
222,090	Cubic Corp.[1]	14,435,442	15,641,799
	Airlines - 1.7%
236,000	Delta Air Lines, Inc.	11,208,159	13,593,600
	Human Resource & Employment Services - 1.5%
117,773	Insperity, Inc.	13,868,556	11,614,773
	Industrial Machinery - 1.0%
402,076	Harsco Corp.*	8,199,232	7,623,361

Total Industrials		47,711,389	48,473,533
	This sector is 1.6% above your Fund’s cost.
Information Technology
	Application Software - 4.9%
45,070	Adobe, Inc.*	11,261,231	12,450,587

The accompanying notes are an integral part of these financial statements.

AMG Managers Brandywine Fund Schedule of Portfolio Investments (continued)

Shares		Cost	Value
Information Technology (continued)
	Application Software - 4.9% (continued)
313,695	Ceridian HCM Holding, Inc.*,1	$15,336,042	$15,487,122
85,233	RingCentral, Inc., Class A*,1	7,113,781	10,710,379
	Communications Equipment - 4.8%
480,858	Ciena Corp.*	13,809,115	18,864,059
225,088	Cisco Systems, Inc.	10,061,383	11,121,598
140,190	Lumentum Holdings, Inc.*,1	7,086,237	7,508,577
	Data Processing & Outsourced Services - 13.7%
176,960	Black Knight, Inc.*	4,502,085	10,805,178
136,360	Fiserv, Inc.*	13,348,057	14,125,532
139,960	Global Payments, Inc.	10,039,962	22,253,640
69,979	Mastercard, Inc., Class A	13,008,472	19,004,197
158,332	TTEC Holdings, Inc. [1]	7,324,931	7,580,936
935,374	Verra Mobility Corp.*	12,954,681	13,422,617
119,890	Visa, Inc., Class A	8,635,439	20,622,279
	Electronic Components - 1.9%
203,960	II-VI, Inc.*,1	7,897,249	7,181,432
396,477	Knowles Corp.*	8,208,468	8,064,342
	Electronic Equipment & Instruments - 1.8%
143,783	Keysight Technologies, Inc.*	8,797,926	13,982,897
	IT Consulting & Other Services - 2.6%
284,161	Booz Allen Hamilton Holding Corp.	12,560,155	20,181,114
	Semiconductors - 2.6%
708,127	Advanced Micro Devices, Inc.*,1	19,680,072	20,528,602
	Systems Software - 1.7%
52,206	ServiceNow, Inc.*	4,163,474	13,252,493

Total Information Technology		195,788,760	267,147,581
	This sector is 36.4% above your Fund’s cost.
Total Common Stocks		622,115,719	754,484,502

Principal Amount
Short-Term Investments - 11.6%
Commercial Paper - 6.4%
$50,000,000	CVS Health, 2.10%, 10/01/19[2]	50,000,000	50,000,000
Joint Repurchase Agreements - 3.1%[3]
5,844,962	Cantor Fitzgerald Securities, Inc., dated 09/30/19, due 10/01/19, 2.400% total to be received $5,845,352 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 10/25/19 - 07/15/61, totaling $5,961,861)	5,844,962	5,844,962

Principal Amount		Cost	Value
$5,844,962	Guggenheim Securities LLC, dated 09/30/19, due 10/01/19, 2.420% total to be received $5,845,355 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 1.500% - 5.000%, 08/15/22 -06/20/69, totaling $5,961,862)	$5,844,962	$5,844,962
4,638,521	Industrial and Commercial Bank of China Financial Services LLC, dated 09/30/19, due 10/01/19, 2.370% total to be received $4,638,826 (collateralized by various U.S. Treasuries, 1.750% - 3.625%, 11/30/19 - 05/15/49, totaling $4,731,294)	4,638,521	4,638,521
5,844,962	RBC Dominion Securities, Inc., dated 09/30/19, due 10/01/19, 2.370% total to be received $5,845,347 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 10/15/19 - 09/01/49, totaling $5,961,861)	5,844,962	5,844,962
2,432,968	State of Wisconsin Investment Board, dated 09/30/19, due 10/01/19, 2.520% total to be received $2,433,138 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 04/15/21 - 09/09/49, totaling $2,481,634)	2,432,968	2,432,968

	Total Joint Repurchase Agreements	24,606,375	24,606,375

Shares
Other Investment Companies - 2.1%
5,425,747	Dreyfus Government Cash Management Fund, Institutional Shares, 1.85%[4]	5,425,747	5,425,747
5,425,747	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.90%[4]	5,425,747	5,425,747
5,590,163	JPMorgan U.S. Government Money Market Fund, IM Shares, 1.87%[4]	5,590,163	5,590,163
	Total Other Investment Companies	16,441,657	16,441,657

Total Short-Term Investments		91,048,032	91,048,032
Total Investments - 107.6%		713,163,751	845,532,534
Other Assets, less Liabilities - (7.6%)			(59,383,780)
Total Net Assets - 100.0%			$786,148,754

The accompanying notes are an integral part of these financial statements.

AMG Managers Brandywine Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.
[1]

Some of these securities, amounting to $118,844,419 or 15.1% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Represents yield to maturity at September 30, 2019.
[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[4]	Yield shown represents the September 30, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR American Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$754,484,502	—	—	$754,484,502
Short-Term Investments
Commercial Paper	—	$50,000,000	—	50,000,000
Joint Repurchase Agreements	—	24,606,375	—	24,606,375
Other Investment Companies	16,441,657	—	—	16,441,657

Total Investments in Securities	$770,926,159	$74,606,375	—	$845,532,534

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended September 30, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG Managers Brandywine Blue Fund Portfolio Manager’s Comments (unaudited)

From doom to celebration, leading to cautious optimism that eventually morphed into plain-old caution, the stock market covered a lot of ground in the 12 months through September 30, 2019. In the end, however, resurgent volatility in both directions left most market barometers little changed by the end of the fiscal year.

AMG Managers Brandywine Blue Fund employs an investment strategy designed to capitalize on the relationship between operational performance and share prices by isolating companies with superior earnings profiles. While recognizing that broad factors can influence stocks for fleeting periods, this approach is based on the premise that individual-company fundamentals determine stock prices over the long haul.

Macro factors occupied the market’s attention during much of the fiscal year, creating a climate that we believe prompted investors to judge stocks as a group as various economic and political events unfolded. While the degree to which this occurred varied at different points in time, it was pronounced enough over the period to impact the effectiveness of the Fund’s earnings-driven investment strategy. The Fund declined 0.17 percent in its fiscal year.

The fiscal year began with a pronounced decline. Stocks fell more in the quarter encompassing the final three months of 2018 than in any other quarter in the previous six years as oil prices dropped and trade tensions rose. Slumping energy demand amid a trade standoff between the world’s two largest economies fueled concerns about the state of global commerce. A U.S. government shutdown exacerbated matters.

Holdings perceived to be among the most economically sensitive led the Fund lower in the broad market downturn. Holdings from the technology and consumer discretionary sectors, representing the largest and second-largest portfolio positions, respectively, detracted the most from performance.

Conditions improved dramatically as 2019 began, reversing the direction of stocks. Oil prices recovered into their 2018 range before the late-year dive. The government shutdown, while the longest on record, ended in late January. The U.S. Federal Reserve Bank (the “Fed”), which the president targeted for criticism after a rate hike in December, revised its 2019 outlook from a tightening posture to neutral.

Sentiment was positive and gains were widespread in the March quarter. The Fund gained ground in seven out of the eight economic sectors represented in its portfolio. Sectors that fell out of favor in the previous quarter led the market higher. Holdings from the technology and consumer discretionary sectors, the portfolio’s largest and third-largest concentrations of assets, respectively, drove performance as the Fund participated in the robust market rebound.

Positive sentiment carried into the June quarter before turning in early May, when the United States increased tariffs against China, which then returned the favor. Quarter-to-date gains fell into negative territory by June 3. Then, at a June 4 conference, Fed Chairman Jerome Powell assured the public that the Fed was monitoring the trade situation and would

“act as appropriate to sustain the expansion” should the need arise. The subsequent rally lifted stocks back to positive returns for the quarter.

The technology sector, which still comprised the largest portfolio position, was again the biggest contributor to performance. Consumer discretionary holdings, representing the second-largest portfolio position, delivered mixed results due to lingering trade-related concerns. Health care holdings performed well.

While the same issues, trade and monetary policy, continued as topics most monitored by investors in the final quarter of the fiscal year, volatility started to show growing uncertainty regarding them. Investors sought safety as interest rates sent potentially troubling signals. The yield curve inverted (rates on long-term Treasuries fell below rates on short-term notes), a situation that preceded each of the past seven recessions.

Companies with above-average earnings outlooks, the kind of companies the Fund isolates, fell out of favor as investors looked to reduce risk. Technology and consumer discretionary holdings detracted the most from performance. Consumer staples holdings were notable bright spots in the market and for the Fund.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2019 and is not intended as a forecast or guarantee of future results.

AMG Managers Brandywine Blue Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Brandywine Blue Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Brandywine Blue Fund’s Class I shares on September 30, 2009, to a $10,000 investment made in the Russell 1000® Growth Index, Russell 1000® Index and S&P 500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses.

The table below shows the average annual total returns for the AMG Managers Brandywine Blue Fund and the Russell 1000® Growth Index, Russell 1000® Index and S&P 500® Index for the same time periods ended September 30, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Brandywine Blue Fund[2,3,4,5,6,7,8]
Class I	(0.17%)	11.08%	10.65%

Russell 1000® Growth Index[9,12]	3.71%	13.39%	14.94%
Russell 1000® Index[10,12]	3.87%	10.62%	13.23%
S&P 500® Index[11,12]	4.25%	10.84%	13.24%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2019. All returns are in U.S. dollars ($).

[2]

The Fund returns for all periods prior to October 1, 2013, reflect performance of the predecessor fund, Brandywine Blue Fund, and was managed by Friess Associates, LLC with the same investment objective and substantially similar investment policies.

[3]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[4]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[5]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7]

The fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[8]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[9]

The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

[10]

The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

[11]

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[12]	Unlike the Fund, indices are unmanaged, are not available for investment and do not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Brandywine Blue Fund Fund Snapshots (unaudited) September 30, 2019

PORTFOLIO BREAKDOWN

Industry (Top Ten)	AMG Managers Brandywine Blue Fund[1]	Russell 1000® Growth Index
Data Processing & Outsourced Services	13.5%	7.3%
Health Care Equipment	6.9%	3.3%
Life Sciences Tools & Services	6.6%	1.4%
Application Software	6.1%	4.6%
Apparel Retail	4.6%	0.9%
Packaged Foods & Meats	4.5%	0.4%
Cable & Satellite	4.3%	1.1%
Communications Equipment	3.9%	1.8%
IT Consulting & Other Services	3.2%	1.7%
Semiconductors	3.1%	3.6%
Other Common Stock	39.0%	73.9%
Short-Term Investments	8.4%	0.0%
Other Assets	(4.1)%	0.0%

[1]	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets	% Change from Book Cost
Global Payments, Inc.	3.3	121.3
Visa, Inc., Class A	3.3	139.1
Booz Allen Hamilton Holding Corp.	3.2	60.1
Advanced Micro Devices, Inc.	3.1	3.9
Amazon.com, Inc.	2.9	2.3
Abbott Laboratories	2.8	36.3
Dollar Tree, Inc.	2.7	30.7
Service Now, Inc.	2.7	145.4
The Estee Lauder Cos., Inc., Class A	2.7	51.8
Costco Wholesale Corp.	2.5	31.9

Top Ten as a Group	29.2

PORTFOLIO MARKET CAPITALIZATION

ESTIMATED EARNINGS GROWTH RATE OF THE FUND’S INVESTMENTS

Forecasted Increase in Earnings Per Share 2020 vs 2019

Source: Consensus estimates from FactSet Research Systems Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Brandywine Blue Fund Roses and Thorns (unaudited) Quarter Ending September 30, 2019

$ Gain (in millions)	% Gain	Biggest $ Winners	Reason for Move

$0.7	20.1%	Kellogg Co. (K)
		The cereal and convenience food company earned $1.00 per share in the June quarter versus a consensus estimate of $0.92. Snack foods, including the Pringles, Pop-Tarts and Cheez-Its brands, were standout contributors to operational results.

$0.4	7.3%	Booz Allen Hamilton Holding Corp. (BAH)
		The technology consulting company reported June-quarter earnings of $0.83 per share, up from $0.72 in the year-ago period and ahead of the consensus estimate. Revenue increased 11 percent. The company finished the quarter with its highest-ever consultant headcount, a $19.9 billion backlog and a contract mix driving higher profitability.

$0.4	8.7%	Estee Lauder Cos. Inc. (EL)
		The cosmetics company grew June-quarter earnings 15 percent, exceeding the consensus estimate. Revenue increased 9 percent, driven by sales growth in international markets and nearly all product categories. The company’s 2020 revenue guidance was higher than the consensus forecast.

$0.4	9.0%	Costco Wholesale Corp. (COST)
		The membership warehouse club operator grew August-quarter earnings 14 percent, exceeding the consensus estimate. Shares rose on enthusiasm for the company’s first store in China, which attracted record membership commitments and drew so many customers on its opening day that the local government in Shanghai asked the store to close early due to crowd-related concerns.

$0.3	8.9%	CME Group Inc. (CME)
		CME is the largest futures exchange group in the United States, with a clearinghouse that serves as counterparty to 90 percent of futures and options trades. Revenue rose 20 percent in the June quarter, driven by higher clearing and transaction fees. The company lowered guidance for full-year expenses, boosting confidence in future earnings potential.
$ Loss (in millions)	% Loss	Biggest $ Losers	Reason for Move

$0.7	11.0%	Exact Sciences Corp. (EXAS)
		The company, which estimates that its Cologuard diagnostic kits capture at least 40 percent of the colorectal cancer screening market, reported that revenue and test volume increased by 94 and 93 percent, respectively, in the June quarter. Shares declined on news that Exact Sciences intended to acquire Genomic Health, a company with a comparatively modest growth rate.

$0.7	16.9%	Uber Technologies Inc. (UBER)
		The ridesharing and food delivery company reported disappointing June-quarter results and reaffirmed its full-year guidance. Shares suffered amid comparisons to results for its prime competitor Lyft, which exceeded expectations and revised its guidance higher. Progress of legislation in California proposing minimum wages for drivers also weighed on shares.

$0.7	19.8%	Etsy Inc. (ETSY)
		The online craft marketplace operator grew gross merchandise sales 21 percent, including a 37 percent increase in international markets. While revenue grew 37 percent, the result was modestly shy of the consensus estimate. Shares declined as the company raised full-year forecasts for gross merchandise sales and revenue, but reduced its earnings target amid higher marketing outlays.

$0.6	12.5%	Netflix Inc. (NFLX)
		While the streaming service provider exceeded the consensus estimate for June-quarter earnings, the company fell short of expectations for net subscriber additions. Results weighed on shares amid increasing competition in the streaming space, including the impending launch of a service to be offered by Disney.

$0.6	14.0%	Lyft Inc. (LYFT)
		The ridesharing company significantly exceeded June-quarter revenue expectations, driven by better-than-expected growth in active riders and revenue per active rider. The company also raised full-year guidance. Shares declined amid concerns about legislation in California that proposes to establish minimum wages for drivers.

All gains/losses are calculated on an average cost basis from June 30, 2019 through September 30, 2019.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2019, and is not intended as a forecast or guarantee of future results.

AMG Managers Brandywine Blue Fund Schedule of Portfolio Investments September 30, 2019

Shares		Cost	Value
Common Stocks -95.7%
Communication Services
	Cable & Satellite - 4.3%
9,626	Charter Communications, Inc., Class A*	$3,879,991	$3,967,067
86,600	Comcast Corp., Class A	3,338,611	3,903,928
	Movies & Entertainment - 2.5%
34,912	The Walt Disney Co.	4,084,659	4,549,732

Total Communication Services		11,303,261	12,420,727
	This sector is 9.9% above your Fund’s cost.
Consumer Discretionary
	Apparel Retail - 4.6%
35,500	Ross Stores, Inc.	3,813,733	3,899,675
81,920	The TJX Cos., Inc.	3,562,569	4,566,221
	Apparel, Accessories & Luxury Goods - 2.4%
49,039	VF Corp.	3,766,035	4,363,980
	Automotive Retail - 2.1%
9,625	O’Reilly Automotive, Inc.*	3,546,682	3,835,659
	General Merchandise Stores - 2.7%
43,163	Dollar Tree, Inc.*	3,768,794	4,927,488
	Internet & Direct Marketing Retail - 2.9%
3,014	Amazon.com, Inc.*	5,112,300	5,232,033

Total Consumer Discretionary		23,570,113	26,825,056
	This sector is 13.8% above your Fund’s cost.
Consumer Staples
	Household Products -2.2%
53,277	Church & Dwight Co., Inc.	3,332,323	4,008,562
	Hypermarkets & Super Centers - 2.6%
16,100	Costco Wholesale Corp.	3,516,760	4,638,571
	Packaged Foods & Meats -4.5%
68,800	Kellogg Co.	3,891,938	4,427,280
44,200	Tyson Foods, Inc., Class A	3,598,668	3,807,388
	Personal Products -2.7%
24,500	The Estee Lauder Cos., Inc., Class A	3,210,218	4,874,275

Total Consumer Staples		17,549,907	21,756,076
	This sector is 24.0% above your Fund’s cost.
Financials
	Financial Exchanges & Data - 2.2%
18,775	CME Group, Inc.	1,763,774	3,967,909
	Property & Casualty Insurance - 2.3%
94,400	Fidelity National Financial, Inc.	3,896,583	4,192,304

Total Financials		5,660,357	8,160,213
	This sector is 44.2% above your Fund’s cost.

Shares		Cost	Value
Health Care
	Biotechnology - 2.5%
27,148	Vertex Pharmaceuticals, Inc.*	$4,626,261	$4,599,414
	Health Care Equipment - 6.9%
62,300	Abbott Laboratories	3,825,105	5,212,641
33,700	Medtronic PLC (Ireland)	3,664,164	3,660,494
27,369	Zimmer Biomet Holdings, Inc.	3,649,473	3,756,943
	Life Sciences Tools & Services - 6.6%
12,250	Illumina, Inc.*	3,692,341	3,726,695
39,000	PRA Health Sciences, Inc.*	3,771,628	3,869,970
15,250	Thermo Fisher Scientific, Inc.	3,112,829	4,441,867
	Pharmaceuticals - 2.4%
95,500	AstraZeneca PLC, Sponsored ADR (United Kingdom)[1]	3,740,406	4,256,435

Total Health Care		30,082,207	33,524,459
	This sector is 11.4% above your Fund’s cost.
Industrials
	Airlines - 2.2%
68,390	Delta Air Lines, Inc.	3,247,992	3,939,264
	This sector is 21.3% above your Fund’s cost.
Information Technology
	Application Software - 6.1%
14,121	Adobe, Inc.*	3,541,076	3,900,926
72,671	Ceridian HCM Holding, Inc.*	4,107,295	3,587,767
28,865	RingCentral, Inc., Class A*,1	3,315,691	3,627,176
	Communications Equipment - 3.9%
87,000	Ciena Corp.*	3,851,432	3,413,010
72,933	Cisco Systems, Inc.	3,330,534	3,603,619
	Data Processing & Outsourced Services - 13.5%
70,000	Black Knight, Inc.*	3,445,952	4,274,200
41,420	Fiserv, Inc.*	4,111,353	4,290,698
37,520	Global Payments, Inc.	2,696,027	5,965,680
15,274	Mastercard, Inc., Class A	2,671,864	4,147,960
34,550	Visa, Inc., Class A	2,485,668	5,942,945
	Electronic Equipment & Instruments - 2.2%
41,640	Keysight Technologies, Inc.*	2,559,756	4,049,490
	IT Consulting & Other Services - 3.2%
82,379	Booz Allen Hamilton Holding Corp.	3,654,782	5,850,557
	Semiconductors - 3.1%
196,525	Advanced Micro Devices, Inc.*,1	5,485,114	5,697,260

The accompanying notes are an integral part of these financial statements.

AMG Managers Brandywine Blue Fund Schedule of Portfolio Investments (continued)

Shares		Cost	Value
Information Technology (continued)
	Systems Software - 2.7%
19,309	ServiceNow, Inc.*	$1,997,743	$4,901,590

Total Information Technology		47,254,287	63,252,878
	This sector is 33.9% above your Fund’s cost.
Real Estate
	Residential REITs - 2.4%
149,500	Invitation Homes, Inc.	4,159,613	4,426,695
	This sector is 6.4% above your Fund’s cost.
Total Common Stocks		142,827,737	174,305,368

Principal Amount
Short-Term Investments - 8.4%
Commercial Paper - 5.5%
$10,000,000	Amphenol, 2.17%, 10/01/19[2]	10,000,000	10,000,000

Shares		Cost	Value
Other Investment Companies - 2.9%
1,760,828	Dreyfus Government Cash Management Fund, Institutional Shares, 1.85%[3]	$1,760,828	$1,760,828
1,760,827	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.90%[3]	1,760,827	1,760,827
1,814,186	JPMorgan U.S. Government Money Market Fund, IM Shares, 1.87%[3]	1,814,186	1,814,186
Total Other Investment Companies		5,335,841	5,335,841

Total Short-Term Investments		15,335,841	15,335,841
Total Investments - 104.1%		158,163,578	189,641,209
Other Assets, less Liabilities - (4.1%)			(7,396,844)
Total Net Assets - 100.0%			$182,244,365

*	Non-income producing security.
[1]

Some of these securities, amounting to $9,329,707 or 5.1% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Represents yield to maturity at September 30, 2019.
[3]	Yield shown represents the September 30, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
ADR	American Depositary Receipt
REITs	Real Estate Investment Trusts

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$174,305,368	—	—	$174,305,368
Short-Term Investments
Commercial Paper	—	$10,000,000	—	10,000,000
Other Investment Companies	5,335,841	—	—	5,335,841

Total Investments in Securities	$179,641,209	$10,000,000	—	$189,641,209

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended September 30, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities September 30, 2019

	AMG Managers Brandywine Fund	AMG Managers Brandywine Blue Fund
Assets:
Investments at value[1] (including securities on loan valued at $118,844,419, and $9,329,707, respectively)	$845,532,534	$189,641,209
Dividend, interest and other receivables	288,579	15,502
Receivable for Fund shares sold	4,780	63,540
Prepaid expenses and other assets	14,466	9,249
Total assets	845,840,359	189,729,500
Liabilities:
Payable upon return of securities loaned	24,606,375	—
Payable for investments purchased	30,416,281	7,205,056
Payable for Fund shares repurchased	102,438	55,543
Due to custodian	3,717,123	—
Accrued expenses:
Investment advisory and management fees	584,114	135,651
Administrative fees	99,565	23,122
Shareholder service fees	37,497	7,708
Other	128,212	58,055
Total liabilities	59,691,605	7,485,135
Net Assets	$786,148,754	$182,244,365
[1] Investments at cost	$713,163,751	$158,163,578
Net Assets Represent:
Paid-in capital	$594,934,465	$146,463,538
Total distributable earnings	191,214,289	35,780,827
Net Assets	$786,148,754	$182,244,365

Class I:
Net Assets	$786,148,754	$182,244,365
Shares outstanding	14,862,577	3,661,050
Net asset value, offering and redemption price per share	$52.89	$49.78

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended September 30, 2019

	AMG Managers Brandywine Fund	AMG Managers Brandywine Blue Fund
Investment Income:
Dividend income	$5,412,622	$1,384,564
Interest income	598,710	197,427
Securities lending income	771,247	112,470
Total investment income	6,782,579	1,694,461
Expenses:
Investment advisory and management fees	7,032,400	1,561,349
Administrative fees	1,198,705	266,139
Shareholder servicing fees - Class I	189,154	90,252
Transfer agent fees	95,390	13,873
Professional fees	81,319	41,662
Trustee fees and expenses	73,387	16,386
Custodian fees	59,153	21,058
Reports to shareholders	49,694	4,114
Registration fees	26,347	25,326
Miscellaneous	24,019	5,831
Total expenses	8,829,568	2,045,990
Net investment loss	(2,046,989)	(351,529)
Net Realized and Unrealized Loss:
Net realized gain on investments	60,047,241	23,261,222
Net change in unrealized appreciation/depreciation on investments	(109,350,378)	(24,677,744)
Net realized and unrealized loss	(49,303,137)	(1,416,522)
Net decrease in net assets resulting from operations	$(51,350,126)	$(1,768,051)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended September 30,

	AMG		AMG
	Managers		Managers
	Brandywine Fund		Brandywine Blue Fund
	2019	2018	2019	2018
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment loss	$(2,046,989)	$(3,495,172)	$(351,529)	$(853,418)
Net realized gain on investments	60,047,241	98,938,137	23,261,222	19,700,383
Net change in unrealized appreciation/depreciation on investments	(109,350,378)	94,574,014	(24,677,744)	20,560,676
Net increase (decrease) in net assets resulting from operations	(51,350,126)	190,016,979	(1,768,051)	39,407,641
Distributions to Shareholders:
Class I	—	—	(18,414,046)	—
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(55,802,477)	(68,189,568)	5,426,761	(14,861,716)
Total increase (decrease) in net assets	(107,152,603)	121,827,411	(14,755,336)	24,545,925
Net Assets:
Beginning of year	893,301,357	771,473,946	196,999,701	172,453,776
End of year[2]	$786,148,754	$893,301,357	$182,244,365	$196,999,701

[1]	See Note 1(g) of the Notes to Financial Statements.
[2]

Net assets - End of year includes accumulated net investment loss of $(2,965,324) and $(708,354) for Brandywine Fund and Brandywine Blue Fund, respectively, in 2018. During the fiscal year ended September 30, 2019, the requirement to disclose accumulated net investment loss was eliminated.

The accompanying notes are an integral part of these financial statements.

AMG Managers Brandywine Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended September 30,
	2019	2018	2017[1]	2016	2015
Class I
Net Asset Value, Beginning of Year	$56.01	$44.48	$37.42	$34.54	$33.25
Income (loss) from Investment Operations:
Net investment income (loss)[2]	(0.13)	(0.21)[3]	(0.17)[3,4]	(0.08)[3,5]	0.04 [3,6]
Net realized and unrealized gain (loss) on investments	(2.99)	11.74	7.23	2.96	1.25
Total income (loss) from investment operations	(3.12)	11.53	7.06	2.88	1.29
Net Asset Value, End of Year	$52.89	$56.01	$44.48	$37.42	$34.54
Total Return[7]	(5.57)%	25.92%[3]	18.87%[3]	8.34%[3]	3.88%[3]
Ratio of net expenses to average net assets	1.10%	1.10%	1.11%	1.11%	1.10%
Ratio of gross expenses to average net assets	1.10%	1.10%[8]	1.12%[8]	1.11%[8]	1.10%[8]
Ratio of net investment income (loss) to average net assets	(0.26)%	(0.43)%[3]	(0.43)%[3]	(0.24)%[3]	0.10%[3]
Portfolio turnover	145%	138%	187%	185%	190%
Net assets end of year (000’s) omitted	$786,149	$893,301	$771,474	$720,766	$759,185

[1]	Effective February 27, 2017, the Fund’s Class S shares were renamed to Class I shares.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.22).
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.10).
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.07).
[7]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG Managers Brandywine Blue Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended September 30,
	2019	2018	2017[1]	2016	2015
Class I
Net Asset Value, Beginning of Year	$56.64	$45.69	$36.87	$33.95	$33.51
Income (loss) from Investment Operations:
Net investment income (loss)[2]	(0.10)	(0.24)	(0.12)[3]	(0.02)[4]	0.10 [5]
Net realized and unrealized gain (loss) on investments	(1.40)	11.19	8.94	3.02	0.34
Total income (loss) from investment operations	(1.50)	10.95	8.82	3.00	0.44
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.08)	—
Net realized gain on investments	(5.36)	—	—	—	—
Total distributions to shareholders	(5.36)	—	—	(0.08)	—
Net Asset Value, End of Year	$49.78	$56.64	$45.69	$36.87	$33.95
Total Return[6]	(0.17)%	23.97%	23.92%	8.86%	1.31%
Ratio of expenses to average net assets	1.15%	1.16%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.20)%	(0.47)%	(0.29)%	(0.05)%	0.29%
Portfolio turnover	135%	122%	167%	139%	156%
Net assets end of year (000’s) omitted	$182,244	$197,000	$172,454	$156,953	$169,180

[1]	Effective February 27, 2017, the Fund’s Class S shares were renamed to Class I shares.
[2]	Per share numbers have been calculated using average shares.
[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.18).
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04).
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08).
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.

Notes to Financial Statements September 30, 2019

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Managers Brandywine Fund (“Brandywine”) and AMG Managers Brandywine Blue Fund (“Brandywine Blue”), each a “Fund” and collectively, the “Funds”.

A significant portion of the Brandywine Blue’s holdings may be focused in a relatively small number of securities, which may make the Fund more volatile and subject to greater risk than a more diversified fund.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Notes to Financial Statements (continued)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Fund becomes aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to a net operating loss write off. Temporary differences are primarily due to qualified late year ordinary losses and wash sales.

The tax character of distributions paid during the fiscal year ended September 30, 2019 were as follows:

	Brandywine 2019	Brandywine Blue 2019
Distributions paid from:
Ordinary income	—	—
Short-term capital gains	—	—
Long-term capital gains	—	$18,414,046

There were no distributions paid during the fiscal year ended September 30, 2018.

As of September 30, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Brandywine	Brandywine Blue
Capital loss carryforward	—	—
Undistributed ordinary income	—	—
Undistributed short-term capital gains	—	—
Undistributed long-term capital gains	$62,191,817	$4,483,306
Late-year loss deferral	1,179,276	180,110

At September 30, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Brandywine	$715,330,786	$141,120,914	$(10,919,166)	$130,201,748
Brandywine Blue	158,163,578	32,466,097	(988,466)	31,477,631

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of September 30, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Notes to Financial Statements (continued)

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2019, the Funds had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended September 30, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended September 30, 2019 and September 30, 2018, the capital stock transactions by class for the Funds were as follows:

	Brandywine				Brandywine Blue
	September 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class I:
Proceeds from sale of shares	76,721	$3,962,287	70,754	$3,508,461	416,273	$19,917,676	68,721	$3,551,878
Reinvestment of distributions	—	—	—	—	447,028	17,639,726	—	—
Cost of shares repurchased	(1,162,713)	(59,764,764)	(1,466,670)	(71,698,029)	(680,251)	(32,130,641)	(365,341)	(18,413,594)

Net increase (decrease)	(1,085,992)	$(55,802,477)	(1,395,916)	$(68,189,568)	183,050	$5,426,761	(296,620)	$(14,861,716)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At September 30, 2019, the market value of Repurchase Agreements outstanding for Brandywine was $24,606,375.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by Friess Associates, LLC (“Friess”) and Friess Associates of Delaware, LLC (“Friess of Delaware”) who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended September 30, 2019, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Brandywine	0.88%
Brandywine Blue	0.88%

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms),

Notes to Financial Statements (continued)

banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended September 30, 2019, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Brandywine
Class I	0.15%	0.02%
Brandywine Blue
Class I	0.15%	0.05%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended September 30, 2019, Brandywine borrowed a maximum of $2,731,108, for one day paying interest of $233. The interest expense amount is included in the Statement of Operations as miscellaneous expense. Brandywine Blue neither borrowed nor lent to other funds in the AMG Funds family. At September 30, 2019, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended September 30, 2019, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Brandywine	$1,128,904,976	$1,201,921,638
Brandywine Blue	230,331,730	244,615,365

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended September 30, 2019.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash or U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, cash and securities collateral received at September 30, 2019, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
Brandywine	$118,844,419	$17,990,361	$103,351,723	$121,342,084
Brandywine Blue	9,329,707	—	9,531,784	9,531,784

The following table summarizes the securities received as collateral for securities lending at September 30, 2019:

Fund	Collateral Type	Coupon Range	Maturity Date Range
Brandywine	U.S. Treasury Obligations	0.000%-8.750%	10/22/19-02/15/49
Brandywine Blue	U.S. Treasury Obligations	0.000%-8.750%	10/22/19-02/15/49

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

Notes to Financial Statements (continued)

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of September 30, 2019:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount
Brandywine
Cantor Fitzgerald Securities, Inc.	$5,844,962	—	$5,844,962	$5,844,962	—
Guggenheim Securities LLC	5,844,962	—	5,844,962	5,844,962	—
Industrial and Commercial Bank of China Financial Services LLC	4,638,521	—	4,638,521	4,638,521	—
RBC Dominion Securities, Inc.	5,844,962	—	5,844,962	5,844,962	—
State of Wisconsin Investment Board	2,432,968	—	2,432,968	2,432,968	—

Total	$24,606,375	—	$24,606,375	$24,606,375	—

7. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND SHAREHOLDERS OF AMG MANAGERS BRANDYWINE FUND AND AMG MANAGERS BRANDYWINE BLUE FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund (two of the funds constituting AMG Funds I, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the five years in the period ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 11, 2019

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

Other Information

TAX INFORMATION

The AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2018/2019 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund each hereby designates $0 and $18,414,046, respectively, as a capital gain distribution with respect to the taxable year ended September 30, 2019, or if subsequently determined to be different, the net capital gains of such fiscal year.

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 70
• Oversees 53 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 2000	Edward J. Kaier, 74
• Oversees 53 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Kurt A. Keilhacker, 56
• Oversees 56 Funds in Fund Complex	Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000	Steven J. Paggioli, 69
• Oversees 53 Funds in Fund Complex	Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013	Richard F. Powers III, 73
• Oversees 53 Funds in Fund Complex	Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman	Eric Rakowski, 61
• Trustee since 2000 • Oversees 56 Funds in Fund Complex	Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Victoria L. Sassine, 54
• Oversees 56 Funds in Fund Complex	Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2000	Thomas R. Schneeweis, 72
• Oversees 53 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 67
• Oversees 56 Funds in Fund Complex	Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018	Keitha L. Kinne, 61
• Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 54
• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017	John A. Starace, 48
Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019 • Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016	Maureen A. Meredith, 34
Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

Annual Renewal of Investment Management and Subadvisory Agreements

AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund: Approval of Investment Management, Subadvisory and Sub-Subadvisory Agreements on June 27, 2019

At an in-person meeting held on June 27, 2019, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds I (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG Managers Brandywine Fund and AMG Managers Brandywine Blue Fund (each, a “Fund,” and collectively, the “Funds”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser with respect to each Fund and the Sub-Subadvisory Agreement with the Sub-Subadviser with respect to each Fund (collectively, the “Friess Agreements”). The Subadviser and the Sub-Subadviser are referred to collectively herein as “Friess.” The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and the Friess Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and Friess including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”) and other information provided to them on a periodic basis throughout the year, as well as information provided in connection with their meeting held on June 27, 2019, regarding the nature, extent and quality of services provided by the Investment Manager and Friess under their respective agreements and other relevant matters. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Friess

Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of Friess; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising Friess, the Investment Manager: performs periodic detailed analyses and reviews of the performance by Friess of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of Friess’ investment performance with respect to a Fund; prepares and presents periodic reports to the Board regarding the investment performance of Friess and other information regarding Friess, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of Friess responsible for performing Friess’ obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of Friess and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of Friess; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Friess Agreement and annual consideration of each Friess Agreement thereafter; prepares recommendations with respect to the continued retention of Friess or the replacement of Friess, including at the request of the Board; identifies potential successors to, or replacements of, Friess or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement. The Trustees also considered the Investment Manager’s risk management processes.

For each Fund, the Trustees also reviewed information relating to Friess’ operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding Friess’ organizational and management structure and Friess’ brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Friess with portfolio management responsibility for the Funds, including the information set forth in the Funds’ prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by Friess in the past; (b) the qualifications and experience of Friess’ personnel; and (c) Friess’ compliance program. The Trustees also took into account the financial condition of Friess with respect to its ability to provide the services required under each Friess Agreement. The Trustees also considered Friess’ risk management processes.

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

PERFORMANCE

The Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to Friess’ relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as Friess’ Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of Friess. The Board was mindful of the Investment Manager’s attention to monitoring Friess’ performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadviser, and, in turn, the Subadviser is responsible for paying the fees charged by the Fund’s Sub-Subadviser and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees concluded that, in light of the high quality supervisory services provided by the Investment Manager and the fact that the Investment Manager and the Subadviser are paying the fees under the Subadvisory Agreements and Sub-Subadvisory Agreements, respectively, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure.

In addition, in considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising Friess. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time. With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fee payable by the Investment Manager to Friess, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Friess Agreements at arm’s length as part of the manager-of-managers structure, noting that the Investment Manager is not affiliated with Friess. In addition, the Trustees considered other potential benefits of the subadvisory relationship to Friess, including, among others, the indirect benefits that Friess may receive from its relationship with a Fund, including any so-called “fallout benefits” to Friess, such as reputational value derived from the Subadviser and Sub-Subadviser serving as Subadviser and Sub-Subadviser, respectively, to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee and, in turn, the sub-subadvisory fees are paid by the Subadviser. As a consequence of all of the foregoing, the cost of services to be provided by Friess and the profitability to Friess of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of a Fund by Friess to be a material factor in their deliberations at this time.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund, the Investment Manager and Friess.

AMG Managers Brandywine Fund

Fund Performance

Among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on October 1, 2013), the Trustees noted that the Fund’s performance for Class I shares (the Fund’s sole share class) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019 was above, above, above and below, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the Fund’s more recent improved performance relative to its Peer Group. The Trustees also noted the reasons for the Fund’s underperformance relative to the Fund Benchmark and any actions being taken to address such underperformance. The Trustees concluded that the Fund’s performance is being addressed.

Advisory and Subadvisory Fees

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses as of March 31, 2019 were both higher than the average for the Fund’s Peer Group. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and Friess and the considerations noted above with respect to the Investment Manager and Friess, the Fund’s advisory, subadvisory and sub-subadvisory fees are reasonable.

AMG Managers Brandywine Blue Fund

Fund Performance

Among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on October 1, 2013), the Trustees noted that

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

the Fund’s performance for Class I shares (the Fund’s sole share class) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019 was below, above, below and below, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 1000® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such underperformance. The Trustees concluded that the Fund’s performance is being addressed.

Advisory and Subadvisory Fees

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses as of March 31, 2019 were both higher than the average for the Peer Group. The

Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and Friess, and the considerations noted above with respect to the Investment Manager and Friess, the Fund’s advisory, subadvisory and sub-subadvisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and each Friess Agreement: (a) the Investment Manager and Friess have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Friess Agreements and (b) the Investment Manager and Friess maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Friess Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 27, 2019, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Friess Agreements for each Fund.

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

Friess Associates, LLC

P.O. Box 576

Jackson, Wyoming 83001

Friess Associates of Delaware, LLC

P.O. Box 4166

Greenville, DE 19807

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Funds’ proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form NQ. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com	37

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	093019 AR073

AMG Funds September 30, 2019 AMG Managers Brandywine Advisors Mid Cap Growth Fund Class N: BWAFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1.800.548.4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.

amgfunds.com	093019	AR075

AMG Funds Annual Report – September 30, 2019

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, ROSES AND THORNS AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	12
Balance sheet, net asset value (NAV) per share computation and cumulative distributable earnings (loss)

Statement of Operations	13
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	14
Detail of changes in assets for the past two fiscal years

Financial Highlights	15
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	16
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

OTHER INFORMATION	22

TRUSTEES AND OFFICERS	23

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	25

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

DEAR FELLOW SHAREHOLDER:

Themes that figured prominently in shaping the market’s mood in the second quarter carried into the third. This time around sentiment appeared more susceptible to strain as volatility rose and confidence ebbed.

AMG Managers Brandywine Advisors Mid Cap Growth Fund declined 5.52 percent in the three months through September. The S&P 500® and Russell Midcap® Indexes gained 1.70 and 0.48 percent, respectively. The Russell Midcap® Growth Index declined 0.67 percent.

Developments in the trade war between the United States and China wielded market-moving power in the quarter, contributing to a notable uptick in volatility as various threats and concessions failed to provide investors with a concrete sense of direction. The net result of all that happened between the 361st and 452nd days of the standoff was an expansion in the list of tariff-targeted goods on both sides of the fight.

The escalating tensions raised the stakes for the U.S. Federal Reserve Bank’s (the “Fed”) meetings of the rate-setting Federal Open Market Committee (“FOMC”) in July and September. The FOMC cut rates for the first time in more than a decade in July, then initiated a consecutive quarter-point reduction in September.

While generally applauded by investors as market-friendly, debate as to whether the Fed acted in response to observable economic conditions or as insurance against yet-to-be quantified trade war fallout added uncertainty.

Concerns regarding interest rates became pronounced in August, when the yield curve inverted for the first time since June 2007. The yield curve is a line plotting rates by maturity, typically sloping upward with investors demanding higher yields for the inherent risk in committing to longer maturities. Disorder befell the curve, with the yield on 10-year Treasury notes falling below two-year notes.

Inversions typically occur when demand from investors seeking the relative safety of long-term Treasuries pushes down their yields at a time when near-term uncertainty saps demand for short-term notes. The situation is widely viewed on Wall Street as a harbinger of economic distress, with an inverted yield curve presaging each of the past seven recessions.

Economic anxiety tends to be bad for growth stocks. The immediate impact can be greatest among companies with promising outlooks as investors bet that a turn for the worse will begin at the economy’s leading edge. While each company is unique and its ultimate fate is determined over time, the reaction in the September quarter was sweeping and, in our opinion, short on company-specific motivation in too many cases.

Technology holdings comprised the largest portfolio position during the quarter. In a climate marked by heightened caution, investor interest in the technology sector cooled in favor of alternatives in more conservative lines of work. Technology holdings, from developers of software to makers of semiconductors, detracted the most from absolute results and performance versus the Russell Midcap® Growth Index.

PagerDuty delivered an upside surprise for its most recent quarter, but its growth rate, at 45 percent, represented a modestly downward deviation from its prior pace and its guidance was reaffirmed rather than raised, leading shares lower. Although its second-quarter earnings topped expectations, Ceridian HCM Holding weighed on results as its business model, cloud-based software as a service, lost some of its recent luster as priorities among investors shifted toward safety.

The second biggest absolute and relative performance detractor was the industrial sector, where ridesharing platform operator Lyft was a negative influence. While Lyft positively surprised in its most recent earnings report, its shares retreated as legislation seeking certain labor rights and a minimum wage for drivers and other gig economy workers won approval from California lawmakers and was signed into law by the governor. BrightView Holdings and Insperity, which both provide services to business customers, also detracted from performance.

Performance among consumer discretionary holdings was mixed, but the net result was negative in terms of absolute and relative results. Under Armour and Deckers Outdoor Corp. were the primary culprits. Investors were encouraged with Under Armour’s ability to reduce inventory and improve profitability, but a modest June-quarter sales miss prompted some to question the progress of the company’s turnaround efforts. Deckers delivered solid results for its seasonally soft June quarter, but investors were more concerned about signs of retail softness in international markets and risks posed by trade tariffs.

Consumer staples holdings were notable bright spots, contributing the most to absolute and relative results for the Fund. While the sector was a top performer as investors sought relative safety, Fund holdings outperformed the sector within the benchmark.

Kellogg was a top performer after snacks such as Pringles and Pop-Tarts help lift earnings above June-quarter expectations. Estee Lauder contributed to the cause after reporting expectation-beating results that included sales growth in nearly all of its product categories, prompting the company to set 2020 targets above the consensus forecast.

For more information on holdings that influenced September-quarter results, please see Roses & Thorns on page 8.

We’re grateful for the opportunity to serve you. Best wishes from your entire Friess team.

Scott Gates

Chief Investment Officer

Friess Associates, LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended September 30, 2019	Expense Ratio for the Period	Beginning Account Value 04/01/19	Ending Account Value 09/30/19	Expenses Paid During the Period*
AMG Managers Brandywine Advisors Mid Cap Growth Fund
Based on Actual Fund Return
Class N	1.12%	$1,000	$960	$5.50

Based on Hypothetical 5% Annual Return
Class N	1.12%	$1,000	$1,019	$5.67

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

3

AMG Managers Brandywine Advisors Mid Cap Growth Fund Portfolio Manager’s Comments (unaudited)

Starting in freefall before rebounding with gusto, the stock market eventually settled into a more muted version of its fitful start by the end of the fiscal year. Fluctuations grew less extreme as the matters that first sparked outsized swings became fixtures in the backdrop of the 12 months through September 30, 2019.

AMG Managers Brandywine Advisors Mid Cap Growth Fund employs an investment strategy that is based on the premise that company-specific fundamentals, with a particular emphasis on earnings, drive stock prices. While conceding that broader trends influence stocks as a group during certain periods, this approach considers such periods to be finite, with investors ultimately returning to judge each company on its individual merits over time.

We believe that macro factors, including economic concerns, trade tensions and monetary policy, played a prominent role in defining market sentiment during the fiscal year. Economic anxiety prompted investors to question companies with promising outlooks late in the period, creating a challenging environment for the Fund’s earnings-driven investment strategy. The Fund declined 8.45 percent in its fiscal year.

The fiscal year began with the biggest decline in stock prices for a quarter, in this case the final three months of 2018, since the three months through September 2011. A precipitous drop in the price of oil fueled concerns about the global economy at a time when trade tensions between the United States and China were on the rise. A government shutdown, triggered by an impasse over border-wall funding, further darkened the market’s mood.

The Fund participated in the double-digit market downturn, with holdings perceived to be among the most economically sensitive leading the way. Holdings from the technology and communication services sectors detracted the most from performance. Technology holdings comprised the largest portfolio position.

The pain that marked the end of 2018 proved to be short-lived as remedies for previous causes for concern seemed to emerge as 2019 got under way. Oil prices climbed throughout the three months through March, eventually recovering into the range of oil’s average price for 2018. The government shutdown ended on January 25. Then, on March 20, the U.S. Federal Reserve Bank (the “Fed”), which attracted presidential scorn for raising rates during the prior quarter, announced a revised outlook, going from envisioning two rate hikes in 2019 to none.

The March-quarter mood was overtly positive. The Fund gained ground in all eight economic sectors represented in its portfolio. Sectors that previously led the market lower prospered. Holdings from technology, consumer discretionary and health care sectors drove performance as the Fund participated in the double-digit market rebound.

Upbeat sentiment carried into the June quarter before turning in early May, when the president announced an increase in tariffs against China that was reciprocated soon after. Quarter-to-date gains fell into negative territory by June 3rd. Then, at a June 4 conference, Fed Chairman Jerome Powell assured the public that the Fed was monitoring the trade situation and would “act as appropriate to sustain the expansion” should the need arise. The ensuing relief rally sent stocks back into positive territory for the quarter.

The technology sector, still the largest portfolio position, maintained its status from the previous quarter as the top performance driver in the three months through June. With trade tensions among the biggest investor concerns in the period, performance from consumer discretionary holdings was muted, as issues associated with the sector such as low-cost labor and overseas sourcing were topics of debate. Holdings from the materials and health care sectors performed well.

Trade and monetary policy continued as prominent themes in the final quarter of the fiscal year, though volatility increased as sentiment regarding them appeared to grow more apprehensive. Interest rates on long-term Treasuries fell below short-term rates, considered by many to be an economic warning sign, as investors grew leery of the near-term outlook.

Companies with promising earnings forecasts, the kind of companies the Fund seeks, fell out of favor as investors looked to reduce risk. Technology and industrial holdings detracted the most from performance. Consumer staples holdings were notable bright spots in the market and for the Fund.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2019 and is not intended as a forecast or guarantee of future results.

4

AMG Managers Brandywine Advisors Mid Cap Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Brandywine Advisors Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Brandywine Advisors Mid Cap Growth Fund’s Class N shares on September 30, 2009, to a $10,000 investment made in the Russell Midcap® Growth Index, Russell Midcap® Index and S&P 500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses.

The table below shows the average annual total returns for the AMG Managers Brandywine Advisors Mid Cap Growth Fund and the Russell Midcap® Growth Index, Russell Midcap® Index and S&P 500® Index for the same time periods ended September 30, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Brandywine Advisors Mid Cap Growth Fund[2,3,4,5,6,7,8,9]
Class N	(8.45%)	5.08%	6.01%

Russell Midcap® Growth Index[10,13]	5.20%	11.12%	14.08%
Russell Midcap® Index[11,13]	3.19%	9.10%	13.07%
S&P 500® Index[12,13]	4.25%	10.84%	13.24%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2019. All returns are in U.S. dollars ($).
[2]

The Fund returns for all periods beginning prior to October 1, 2013, reflect performance of the predecessor fund, Brandywine Advisors Midcap Growth Fund, which was managed by Friess Associates, LLC with the same investment objectives and substantially similar investment policies.

[3]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[4]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[5]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[6]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[7]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[8]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[9]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[10]

The Russell Midcap® Growth Index measures the performance of the Russell Midcap® companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

[11]

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

5

AMG Managers Brandywine Advisors Mid Cap Growth Fund Portfolio Manager’s Comments (continued)

[12]

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[13]	Unlike the Fund, indices are unmanaged, are not available for investment and do not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG Managers Brandywine Advisors Mid Cap Growth Fund Fund Snapshots (unaudited) September 30, 2019

PORTFOLIO BREAKDOWN

Industry (Top Ten)	Brandywine Advisors Mid Cap Growth Fund[1]	Russell Midcap® Growth Index
Data Processing & Outsourced Services	10.6%	8.0%
Application Software	8.9%	9.0%
Health Care Equipment	7.2%	4.3%
Packaged Foods & Meats	6.3%	1.7%
Footwear	5.1%	0.1%
Communications Equipment	4.6%	1.5%
Apparel Retail	4.2%	0.5%
Semiconductors	3.1%	2.7%
General Merchandise Stores	3.1%	1.9%
IT Consulting & Other Services	3.1%	1.1%
Other Common Stock	38.9%	69.2%
Short-Term Investments	7.8%	0.0%
Other Assets	(2.9)%	0.0%

[1]	As a percentage of net assets.

PORTFOLIO MARKET CAPITALIZATION

TOP TEN HOLDINGS

Security Name	% of Net Assets	% Change from Book Cost
Global Payments, Inc.	3.2	115.6
Advanced Micro Devices, Inc.	3.1	5.0
Dollar Tree, Inc.	3.1	28.1
Booz Allen Hamilton Holding Corp.	3.1	61.3
Ceridian HCM Holding, Inc.	2.9	50.3
Deckers Outdoor Corp.	2.9	51.4
Kellogg Co.	2.8	13.8
Scorpio Tankers, Inc. (Monaco)	2.8	8.3
PRA Health Sciences, Inc.	2.8	50.2
ServiceNow, Inc.	2.7	114.9

Top Ten as a Group	29.4

ESTIMATED EARNINGS GROWTH RATE OF THE FUND’S INVESTMENTS

Forecasted Increase in Earnings Per Share 2020 vs 2019

The Fund’s Companies

S&P 500’s Companies

Source: Consensus estimates from FactSet Research Systems Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG Managers Brandywine Advisors Mid Cap Growth Fund Roses and Thorns (unaudited) Quarter Ending September 30, 2019

$ Gain (in millions)	% Gain	Biggest $ Winners	Reason for Move

$0.9	40.6%	Crocs Inc. (CROX)
		The casual footwear maker grew June-quarter earnings 69 percent, exceeding the consensus estimate. Strength in the U.S. and Europe drove a 9 percent revenue increase. The company announced that it expects revenue growth to accelerate in the second half as it raised its full-year guidance.

$0.7	20.1%	Kellogg Co. (K)
		The cereal and convenience food company earned $1.00 per share in the June quarter versus a consensus estimate of $0.92. Snack foods, including the Pringles, Pop-Tarts and Cheez-Its brands, were standout contributors to operational results.

$0.3	9.0%	Estee Lauder Cos. Inc. (EL)
		The cosmetics company grew June-quarter earnings 15 percent, exceeding the consensus estimate. Revenue increased 9 percent, driven by sales growth in international markets and nearly all product categories. The company’s 2020 revenue guidance was higher than the consensus forecast.

$0.3	8.3%	Scorpio Tankers Inc. (STNG)
		Revenue for the provider of seaborne transportation of petroleum-based products increased 7 percent in the June quarter. New regulations related to marine fuel added strain to tight tanker conditions, increasing potential for higher rates and generating enthusiasm for Scorpio’s fleet.

$0.3	7.3%	Booz Allen Hamilton Holding Corp. (BAH)
		The technology consulting company reported June-quarter earnings of $0.83 per share, up from $0.72 in the year-ago period and ahead of the consensus estimate. Revenue increased 11 percent. The company finished the quarter with its highest-ever consultant headcount, a $19.9 billion backlog and a contract mix driving higher profitability.

$ Loss (in millions)	% Loss	Biggest $ Losers	Reason for Move

$1.6	38.7%	PagerDuty Inc. (PD)
		The company, which operates a digital operations management platform, grew July-quarter revenue 45 percent, exceeding expectations. Despite the robust results, the year-over-year gain represented a four-percentage point drop from the previous quarter’s pace. The company provided guidance in line with expectations, disappointing investors that hoped PagerDuty would revise forecasts higher.

$1.0	25.3%	Under Armour Inc. (UAA)
		The sports apparel maker reported a modest sales disappointment for the June quarter. Amid a turnaround effort in which the company successfully cleared inventory and improved profitability, the lack of sales traction in the North American market weighed on investor sentiment.

$0.9	36.2%	Pluralsight Inc. (PS)
		The operator of a cloud-based technology learning platform grew revenue 42 percent, exceeding expectations. Billings growth, at 23 percent year-over-year, represented a notable deceleration from the previous pace, prompting concerns among investors.

$0.9	25.6%	Smartsheet Inc. (SMAR)
		The developer of cloud-based work management platforms reported solid June-quarter results, highlighted by a 56 percent increase in subscription revenue. Concerns about the company’s plans to invest in growing its sales force and expanding brand recognition in the second half of the year weighed on shares.

$0.9	27.2%	R1 RCM Inc. (RCM)
		R1 RCM, which provides revenue cycle management services in the health care space, declined upon the sudden departure of its chief financial officer. The company explained that the resignation was for personal reasons unrelated to company operations and raised its 2019 operating income guidance as part of the announcement.

All gains/losses are calculated on an average cost basis from June 30, 2019 through September 30, 2019.

This commentary reflects the viewpoints of Friess Associates, LLC as of September 30, 2019, and is not intended as a forecast or guarantee of future results.

8

AMG Managers Brandywine Advisors Mid Cap Growth Fund Schedule of Portfolio Investments September 30, 2019

Shares		Cost	Value
Common Stocks - 95.1%
Consumer Discretionary
	Apparel Retail - 4.2%
180,062	American Eagle Outfitters, Inc.[1]	$3,341,366	$2,920,606
27,500	Ross Stores, Inc.	2,912,747	3,020,875
	Apparel, Accessories & Luxury Goods - 2.1%
33,911	VF Corp.	2,601,666	3,017,740
	Automotive Retail - 2.5%
9,050	O’Reilly Automotive, Inc.*	3,332,105	3,606,516
	Footwear - 5.1%
114,550	Crocs, Inc.*,1	3,016,959	3,179,908
27,500	Deckers Outdoor Corp.*	2,676,979	4,052,400
	General Merchandise Stores - 3.1%
38,728	Dollar Tree, Inc.*	3,451,506	4,421,188
	Leisure Products - 2.2%
111,000	YETI Holdings, Inc.*,1	3,545,307	3,108,000

Total Consumer Discretionary		24,878,635	27,327,233
	This sector is 9.8% above your Fund’s cost.
Consumer Staples
	Household Products - 2.0%
37,000	Church & Dwight Co., Inc.	2,420,899	2,783,880
	Packaged Foods & Meats - 6.3%
62,200	Kellogg Co.[1]	3,517,330	4,002,570
69,425	Nomad Foods, Ltd. (United Kingdom)*	1,436,455	1,423,212
40,600	Tyson Foods, Inc., Class A	3,307,519	3,497,284
	Personal Products - 2.0%
14,600	The Estee Lauder Cos., Inc., Class A	1,950,704	2,904,670

Total Consumer Staples		12,632,907	14,611,616
	This sector is 15.7% above your Fund’s cost.
Energy
	Oil & Gas Storage & Transportation - 2.8%
133,020	Scorpio Tankers, Inc. (Monaco)[1]	3,656,349	3,958,675
	This sector is 8.3% above your Fund’s cost.
Financials
	Property & Casualty Insurance - 2.6%
84,600	Fidelity National Financial, Inc.	3,493,497	3,757,086
	This sector is 7.5% above your Fund’s cost.
Health Care
	Health Care Services - 1.7%
275,000	R1 RCM, Inc.*	3,372,670	2,455,750
	Health Care Equipment - 7.2%
42,689	Integer Holdings Corp.*	3,483,090	3,225,581
11,443	NuVasive, Inc.*	717,115	725,257

Shares		Cost	Value
63,169	Tandem Diabetes Care, Inc.*,1	$3,187,579	$3,725,708
19,175	Zimmer Biomet Holdings, Inc.	2,554,824	2,632,152
	Life Sciences Tools & Services - 2.8%
39,400	PRA Health Sciences, Inc.*	2,597,647	3,909,662

Total Health Care		15,912,925	16,674,110
	This sector is 4.8% above your Fund’s cost.
Industrials
	Aerospace & Defense - 1.2%
41,684	AAR Corp.	1,754,758	1,717,798
	Airlines - 2.3%
56,075	Delta Air Lines, Inc.	2,663,125	3,229,920
	Environmental & Facilities Services - 0.3%
20,435	BrightView Holdings, Inc.*,1	390,904	350,460
	Human Resource & Employment Services - 2.2%
32,275	Insperity, Inc.	3,805,679	3,182,960
	Industrial Machinery - 2.0%
151,250	Harsco Corp.*	2,973,947	2,867,700

Total Industrials		11,588,413	11,348,838
	This sector is 2.1% below your Fund’s cost.
Information Technology
	Application Software - 8.9%
120,943	Benefitfocus, Inc.*	3,130,359	2,879,653
82,450	Ceridian HCM Holding, Inc.*,1	2,708,828	4,070,556
23,007	RingCentral, Inc., Class A*	2,152,709	2,891,060
76,500	Smartsheet, Inc., Class A*,1	2,168,752	2,756,295
	Communications Equipment - 4.6%
79,820	Ciena Corp.*	2,407,712	3,131,338
63,528	Lumentum Holdings, Inc.*	3,262,329	3,402,560
	Data Processing & Outsourced Services - 10.6%
57,976	Black Knight, Inc.*	1,508,143	3,540,015
33,485	Fiserv, Inc.*	3,323,142	3,468,711
28,555	Global Payments, Inc.	2,106,166	4,540,245
250,000	Verra Mobility Corp.*	3,434,570	3,587,500
	Electronic Components - 3.0%
41,969	II-VI, Inc.*,1	1,774,348	1,477,729
140,392	Knowles Corp.*	2,924,502	2,855,573
	Electronic Equipment & Instruments - 2.4%
34,792	Keysight Technologies, Inc.*	2,136,569	3,383,522
	IT Consulting & Other Services - 3.1%
61,685	Booz Allen Hamilton Holding Corp.	2,715,809	4,380,869
	Semiconductors - 3.1%
153,130	Advanced Micro Devices, Inc.*,1	4,227,288	4,439,239

The accompanying notes are an integral part of these financial statements.

9

AMG Managers Brandywine Advisors Mid Cap Growth Fund Schedule of Portfolio Investments (continued)

Shares		Cost	Value
Information Technology (continued)
	Systems Software - 2.7%
15,297	ServiceNow, Inc.*	$1,806,593	$3,883,143

Total Information Technology		41,787,819	54,688,008
	This sector is 30.9% above your Fund’s cost.
Real Estate
	Residential REITs - 2.1%
100,500	Invitation Homes, Inc.	2,796,262	2,975,805
	This sector is 6.4% above your Fund’s cost.
Total Common Stocks		116,746,807	135,341,371

Principal Amount
Short-Term Investments - 7.8%
Commercial Paper - 4.2%
$6,000,000	Amphenol, 2.17%, 10/01/19[2]	6,000,000	6,000,000
Joint Repurchase Agreements - 3.0%[3]
1,021,131	Cantor Fitzgerald Securities, Inc., dated 09/30/19, due 10/01/19, 2.400% total to be received $1,021,199 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 10/25/19 - 07/15/61, totaling $1,041,554)	1,021,131	1,021,131
1,021,131	Guggenheim Securities LLC, dated 09/30/19, due 10/01/19, 2.420% total to be received $1,021,200 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 1.500% - 5.000%, 08/15/22 - 06/20/69, totaling $1,041,554)	1,021,131	1,021,131
1,021,131	Jefferies LLC, dated 09/30/19, due 10/01/19, 2.450% total to be received $1,021,200 (collateralized by various U.S. Government Agency Obligations, 0.000% - 5.000%, 10/02/19 - 11/20/48, totaling $1,041,554)	1,021,131	1,021,131

Principal Amount		Cost	Value
$214,083	National Bank Financial, dated 09/30/19, due 10/01/19, 1.910% total to be received $214,094 (collateralized by various U.S. Treasuries, 0.000% - 5.250%, 10/01/19 - 02/15/40, totaling $218,365)	$214,083	$214,083
1,021,131	RBC Dominion Securities, Inc., dated 09/30/19, due 10/01/19, 2.370% total to be received $1,021,198 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 10/15/19 - 09/01/49, totaling $1,041,554)	1,021,131	1,021,131

	Total Joint Repurchase Agreements	4,298,607	4,298,607

Shares
Other Investment Companies - 0.6%
246,199	Dreyfus Government Cash Management Fund, Institutional Shares, 1.85%[4]	246,199	246,199
246,199	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.90%[4]	246,199	246,199
253,659	JPMorgan U.S. Government Money Market Fund, IM Shares, 1.87%[4]	253,659	253,659
	Total Other Investment Companies	746,057	746,057

Total Short-Term Investments		11,044,664	11,044,664
Total Investments - 102.9%		127,791,471	146,386,035
Other Assets, less Liabilities - (2.9%)			(4,101,965)
Total Net Assets - 100.0%			$142,284,070

*	Non-income producing security.
[1]

Some of these securities, amounting to $23,136,971 or 16.3% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Represents yield to maturity at September 30, 2019.
[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[4]	Yield shown represents the September 30, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REITs     Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

10

AMG Managers Brandywine Advisors Mid Cap Growth Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$135,341,371	—	—	$135,341,371
Short-Term Investments
Commercial Paper	—	$6,000,000	—	6,000,000
Joint Repurchase Agreements	—	4,298,607	—	4,298,607
Other Investment Companies	746,057	—	—	746,057

Total Investments in Securities	$136,087,428	$10,298,607	—	$146,386,035

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended September 30, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities September 30, 2019

AMG Managers Brandywine Advisors Mid Cap Growth Fund
Assets:
Investments at value[1] (including securities on loan valued at $23,136,971)	$146,386,035
Receivable for investments sold	298,527
Dividend, interest and other receivables	64,777
Prepaid expenses and other assets	14,461
Total assets	146,763,800
Liabilities:
Payable upon return of securities loaned	4,298,607
Payable for Fund shares repurchased	52
Accrued expenses:
Investment advisory and management fees	105,751
Administrative fees	18,026
Distribution fees	3,613
Shareholder service fees	240
Other	53,441
Total liabilities	4,479,730
Net Assets	$142,284,070
[1] Investments at cost	$127,791,471
Net Assets Represent:
Paid-in capital	$124,278,526
Total distributable earnings	18,005,544
Net Assets	$142,284,070

Class N:
Net Assets	$142,284,070
Shares outstanding	12,797,661
Net asset value, offering and redemption price per share	$11.12

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations For the fiscal year ended September 30, 2019

AMG Managers Brandywine Advisors Mid Cap Growth Fund
Investment Income:
Dividend income	$614,511
Interest income	169,251
Securities lending income	280,688
Total investment income	1,064,450
Expenses:
Investment advisory and management fees	1,255,887
Administrative fees	214,072
Distribution fees - Class N	10,315
Shareholder servicing fees - Class N	2,854
Professional fees	39,458
Registration fees	25,133
Reports to shareholders	19,843
Custodian fees	16,019
Trustee fees and expenses	12,983
Transfer agent fees	4,112
Miscellaneous	4,777
Total expenses	1,605,453
Net investment loss	(541,003)
Net Realized and Unrealized Loss:
Net realized gain on investments	207,945
Net change in unrealized appreciation/depreciation on investments	(12,826,167)
Net realized and unrealized loss	(12,618,222)
Net decrease in net assets resulting from operations	$(13,159,225)

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets For the fiscal years ended September 30,

	AMG Managers Brandywine Advisors Mid Cap Growth Fund
	2019	2018
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment loss	$(541,003)	$(626,152)
Net realized gain on investments	207,945	16,749,239
Net change in unrealized appreciation/depreciation on investments	(12,826,167)	10,192,093
Net increase (decrease) in net assets resulting from operations	(13,159,225)	26,315,180
Distributions to Shareholders:
Class N	(11,524,622)	—
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	11,401,800	(281,454)
Total increase (decrease) in net assets	(13,282,047)	26,033,726
Net Assets:
Beginning of year	155,566,117	129,532,391
End of year[2]	$142,284,070	$155,566,117

[1]	See Note 1(g) of the Notes to Financial Statements.
[2]

Net assets - End of year includes accumulated net investment loss of $(493,536) in 2018. During the fiscal year ended September 30, 2019, the requirement to disclose accumulated net investment loss was eliminated.

The accompanying notes are an integral part of these financial statements.

14

AMG Managers Brandywine Advisors Mid Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended September 30,
Class N	2019	2018	2017[1]	2016	2015
Net Asset Value, Beginning of Year	$13.42	$11.15	$9.35	$9.26	$9.59
Income (loss) from Investment Operations:
Net investment income (loss)[2]	(0.04)	(0.05)	(0.06)	(0.03)	0.03 [3]
Net realized and unrealized gain (loss) on investments	(1.27)	2.32	1.86	0.12	(0.36)
Total income (loss) from investment operations	(1.31)	2.27	1.80	0.09	(0.33)
Less Distributions to Shareholders from:
Net realized gain on investments	(0.99)	—	—	—	—
Net Asset Value, End of Year	$11.12	$13.42	$11.15	$9.35	$9.26
Total Return[4]	(8.45)%	20.36%	19.25%	0.97%	(3.44)%
Ratio of expenses to average net assets	1.12%	1.13%	1.15%	1.15%	1.14%
Ratio of net investment income (loss) to average net assets	(0.38)%	(0.45)%	(0.62)%	(0.33)%	0.28%
Portfolio turnover	177%	167%	215%	195%	204%
Net assets end of year (000’s) omitted	$142,284	$155,566	$129,532	$132,794	$143,205

[1]	Effective October 1, 2016, the Fund’s shares were reclassified and redesignated to Class N shares.
[2]	Per share numbers have been calculated using average shares.
[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.03).
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

15

Notes to Financial Statements September 30, 2019

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the AMG Managers Brandywine Advisors Mid Cap Growth Fund (the “Fund”).

A significant portion of the Fund’s holdings may be focused in a relatively small number of securities, which may make the Fund more volatile and subject to greater risk than a more diversified fund.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

16

Notes to Financial Statements (continued)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Fund becomes aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to a net operating loss write off and distributions in excess of accumulated realized gain. Temporary differences are primarily due to qualified late year ordinary losses and wash sales.

The tax character of distributions paid during the fiscal year ended September 30, 2019 were as follows:

2019
Distributions paid from:
Ordinary income	—
Short-term capital gains	$2,323,494
Long-term capital gains	9,201,128

Total	$11,524,622

There were no distributions paid during the fiscal year ended September 30, 2018.

As of September 30, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—
Late-year loss deferral	$306,026

At September 30, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net
$128,074,465	$22,062,928	$(3,751,358)	$18,311,570

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of September 30, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2019, the Fund had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended September 30, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

17

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended September 30, 2019 and September 30, 2018, the capital stock transactions by class for the Fund were as follows:

	September 30, 2019		September 30, 2018
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	32,097	$360,912	14,767	$177,132
Reinvestment of distributions	1,216,548	11,520,715	—	—
Cost of shares repurchased	(43,323)	(479,827)	(38,082)	(458,586)

Net increase (decrease)	1,205,322	$11,401,800	(23,315)	$(281,454)

At September 30, 2019, an affiliated shareholder of record individually owns 96% of the net assets of the Fund. Transactions by this shareholder may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At September 30, 2019, the market value of Repurchase Agreements outstanding was $4,298,607.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Friess Associates, LLC (“Friess”) and Friess Associates of Delaware, LLC (“Friess of Delaware”) who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended September 30, 2019, the Fund’s investment management fee was paid at the annual rate of 0.88% of the average daily net assets of the Fund.

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributior up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N shares. The actual amount incurred for Class N shares was less than 0.01%.

The Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as

18

Notes to Financial Statements (continued)

broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Fund’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended September 30, 2019, were as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred
Class N	0.15%	0.00%[1]

[1]	Less than 0.005%.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended September 30, 2019, the Fund neither borrowed from nor lent to other funds in the AMG Funds family. At September 30, 2019, the Fund had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended September 30, 2019, were $242,410,623 and $243,887,788, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended September 30, 2019.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash or U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, cash and securities collateral received at September 30, 2019, were as follows:

Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
$23,136,971	$4,298,607	$20,383,541	$24,682,148

The following table summarizes the securities received as collateral for securities lending at September 30, 2019:

Collateral Type	Coupon Range	Maturity Date Range
U.S. Treasury Obligations	0.000%-8.750%	10/22/19-02/15/49

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

19

Notes to Financial Statements (continued)

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Fund’s open Repurchase Agreements that are subject to a master netting agreement as of September 30, 2019:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount
Cantor Fitzgerald Securities, Inc.	$1,021,131	—	$1,021,131	$1,021,131	—
Guggenheim Securities LLC	1,021,131	—	1,021,131	1,021,131	—
Jefferies LLC	1,021,131	—	1,021,131	1,021,131	—
National Bank Financial	214,083	—	214,083	214,083	—
RBC Dominion Securities, Inc.	1,021,131	—	1,021,131	1,021,131	—

Total	$4,298,607	—	$4,298,607	$4,298,607	—

7. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

20

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND SHAREHOLDERS OF AMG MANAGERS BRANDYWINE ADVISORS MID CAP GROWTH FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedule of portfolio investments, of AMG Managers Brandywine Advisors Mid Cap Fund (the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in each of its net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the five years in the period ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 11, 2019

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

21

Other Information

TAX INFORMATION

The AMG Managers Brandywine Advisors Mid Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2018/2019 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Brandywine Advisors Mid Cap Growth Fund hereby designates $9,201,128 as a capital gain distribution with respect to the taxable fiscal year ended September 30, 2019, or if subsequently determined to be different, the net capital gains of such year.

22

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 70
• Oversees 53 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 2000	Edward J. Kaier, 74
• Oversees 53 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Kurt A. Keilhacker, 56
• Oversees 56 Funds in Fund Complex	Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000	Steven J. Paggioli, 69
• Oversees 53 Funds in Fund Complex	Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013	Richard F. Powers III, 73
• Oversees 53 Funds in Fund Complex	Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman	Eric Rakowski, 61
• Trustee since 2000 • Oversees 56 Funds in Fund Complex	Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Victoria L. Sassine, 54
• Oversees 56 Funds in Fund Complex	Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2000	Thomas R. Schneeweis, 72
• Oversees 53 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

23

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 67
• Oversees 56 Funds in Fund Complex	Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018	Keitha L. Kinne, 61
• Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 54
• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017	Thomas G. Disbrow, 53
• Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017	Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017	John A. Starace, 48
Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019 • Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016	Maureen A. Meredith, 34
Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

24

Annual Renewal of Investment Management and Subadvisory Agreements

AMG Managers Brandywine Advisors Mid Cap Growth Fund: Approval of Investment Management, Subadvisory and Sub-Subadvisory Agreements on June 27, 2019

At an in-person meeting held on June 27, 2019, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds I ( the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for AMG Managers Brandywine Advisors Mid Cap Growth Fund (the “Fund”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser with respect to the Fund and the Sub-Subadvisory Agreement with the Sub-Subadviser with respect to the Fund (collectively, the “Friess Agreements”). The Subadviser and the Sub-Subadviser are referred to collectively herein as “Friess.” The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and the Friess Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and Friess including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and other information provided to them on a periodic basis throughout the year, as well as information provided in connection with their meeting held on June 27, 2019, regarding the nature, extent and quality of services provided by the Investment Manager and Friess under their respective agreements and other relevant matters. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Friess Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Fund and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of Friess; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising Friess, the Investment Manager: performs periodic detailed analyses and reviews of the performance by Friess of its obligations to the Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of Friess’ investment performance with respect to the Fund; prepares and presents periodic reports to the Board regarding the investment performance of Friess and other information regarding Friess, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of Friess responsible for performing Friess’ obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of Friess and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of Friess; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Friess Agreement and annual consideration of each Friess Agreement thereafter; prepares recommendations with respect to the continued retention of Friess or the replacement of Friess, including at the request of the Board; identifies potential successors to, or replacements of, Friess or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to Friess’ operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding Friess’ organizational and management structure and Friess’ brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Friess with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by Friess in the past; (b) the qualifications and experience of Friess’ personnel; and (c) Friess’ compliance program. The Trustees also took into account the financial condition of Friess with respect to its ability to provide the services required under each Friess Agreement. The Trustees also considered Friess’ risk management processes.

25

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

PERFORMANCE

The Board considered the Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to Friess’ relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as Friess’ Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of Friess. The Board was mindful of the Investment Manager’s attention to monitoring Friess’ performance with respect to the Fund and its discussions with management regarding the factors that contributed to the performance of the Fund.

Among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on October 1, 2013), the Trustees noted that the Fund’s performance for Class N shares (the Fund’s sole share class) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell Midcap® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such underperformance. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadviser, and, in turn, the Subadviser is responsible for paying the fees charged by the Fund’s Sub-Subadviser and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee. The Trustees concluded that, in light of the high quality supervisory services provided by the Investment Manager and the fact that the Investment Manager and the Subadviser are paying the fees under the Subadvisory Agreement and Sub-Subadvisory Agreement, respectively, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure.

In addition, in considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to the Fund), received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Fund, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered management’s discussion of the current asset level of the Fund, and the impact on profitability of both the current asset level and any future growth of assets of the Fund. The Board took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising Friess. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Fund operates in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fee payable by the Investment Manager to Friess, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Friess Agreements at arm’s length as part of the manager-of-managers structure, noting that the Investment Manager is not affiliated with Friess. In addition, the Trustees considered other potential benefits of the subadvisory relationship to Friess, including, among others, the indirect benefits that Friess may receive from its relationship with the Fund, including any so-called “fallout benefits” to Friess, such as reputational value derived from the Subadviser and Sub-Subadviser serving as Subadviser and Sub-Subadviser, respectively, to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee and, in turn, the sub-subadvisory fees are paid by the Subadviser. As a consequence of all of the foregoing, the cost of services to be provided by Friess and the profitability to Friess of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of the Fund by Friess to be a material factor in their deliberations at this time.

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses as of March 31, 2019 were both higher than the average for the Fund’s Peer Group. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and Friess, and the considerations noted above with respect to the Investment Manager and Friess, the Fund’s advisory, subadvisory and sub-subadvisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and each Friess Agreement: (a) the Investment Manager and Friess have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Friess Agreements and (b) the Investment Manager and Friess maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Friess Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 27, 2019, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Friess Agreements for the Fund.

26

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

Friess Associates, LLC

P.O. Box 576

Jackson, Wyoming 83001

Friess Associates of Delaware, LLC

P.O. Box 4166

Greenville, DE 19807

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form NQ. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

28

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	093019 AR075

Item 2.    CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.    AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2019	Fiscal 2018
AMG Managers Brandywine Fund	$29,126	$28,599
AMG Managers Brandywine Blue Fund	$25,172	$24,447
AMG Managers Brandywine Advisors Mid Cap Growth Fund	$24,973	$24,079

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2019	Fiscal 2018
AMG Managers Brandywine Fund	$6,250	$7,369
AMG Managers Brandywine Blue Fund	$6,250	$7,369
AMG Managers Brandywine Advisors Mid Cap Growth Fund	$6,250	$7,369

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2019 and $0 for fiscal 2018, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1)According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2019 and 2018 for non-audit services rendered to the Funds and Fund Service Providers were $68,250 and $71,607, respectively. For the fiscal year ended September 30, 2019, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended September 30, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.    SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.    CONTROLS AND PROCEDURES

(a)    The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.    DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.    EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS I

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	November 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	November 20, 2019

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	November 20, 2019